Supplement dated September 16, 2011
to the Class A and Class C Prospectus
for Principal Funds, Inc.
dated January 1, 2011

(as supplemented on March 14, 2011 and June 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the third paragraph under this sub-heading, delete the first sentence and substitute:

For the Diversified Real Asset Fund, Michael Finnegan, Kelly Grossman, and Dave Reichart determine the portion of the Fund's assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets between the Sub-Advisors.

Insert the following after the biographical information for Kelly Grossman:

Dave Reichart. Mr. Reichart is a Senior Vice President for Principal. He began working for Principal Financial Group in 2001. Mr. Reichart earned a B.A. in finance from University of Nebraska and an MBA from Drake University. Mr. Reichart has earned the right to use the Chartered Financial Analyst designation.

TAX CONSIDERATIONS

Delete the paragraph in this section that begins “Any gain resulting from the sale” and substitute:

Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.